SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                      ___________________

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 31, 1995


                   Seven Oaks International, Inc.
    (Exact name of registrant as specified in its charter)


   Tennessee              0-10633              62-0850341
(State or other         (Commission         (I.R.S. Employer
jurisdiction of         File Number)        Identification No.)
incorporation)


      700 Colonial Road, Suite 100
          Memphis, Tennessee                         38117
(Address of principal executive offices)           (Zip code)

Registrant's telephone number, including area code:
(901) 683-7055




Item 5.   Other Events.


      On August 4, 1995, Seven Oaks International, Inc. entered into an agreement with Fleming Companies, Inc. to become the exclusive processor of its coupons under its independent retailer coupon program. The agreement is effective June 1, 1995, and extends for a period of two (2) years. The agreement is renewable for an additional year, subject to agreement by the two parties upon the fee to be charged under the agreement.

      The August 4, 1995 agreement amends and restates the Stock
Purchase and Debt Modification agreement between Seven Oaks
International, Inc. and Fleming Companies, Inc. dated
September 7, 1994.

Item 7.    Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit Number

(10)  Material contracts.

      (a) First Amended and Restated Processing Agreement between Seven Oaks International, Inc. and Fleming Companies,
Inc., dated July 31, 1995.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SEVEN OAKS INTERNATIONAL, INC.
                                  (Registrant)



Date:  August 10, 1995             By:  /s/ Peter R. Pettit
                                       Peter R. Pettit, Chairman
                                       and Chief Executive
                                       Officer